HORIZONS ETF TRUST I

(the “Trust”)

Horizons DAX Germany ETF (DAX)

Horizons NASDAQ 100 Covered Call ETF (QYLD)

BullMark LatAm Select Leaders ETF (BMLA)

Principal U.S. Listing Exchange for above Funds: The NASDAQ Stock Market

Horizons USA Managed Risk ETF (USMR)

Principal U.S. Listing Exchange for the Fund: NYSE ARCA

(the “Funds”)

Supplement dated May 25, 2017 to the

Funds’ Currently Effective Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional Information dated February 28, 2017 (“SAI”) for the Funds, each a series of the Trust, and should be read in conjunction with that document.

Effective immediately, Kevin Kelly will no longer be a portfolio manager of any Fund. All references to Mr. Kelly contained in the SAI are hereby deleted.

Effective immediately, the following replaces Mr. Kelly’s information under “Other Accounts Managed by the Portfolio Managers” on page 32 of the SAI:

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The following table lists the number and types of accounts managed by Mr. Cates and assets under management in those accounts as of May 25, 2017.

Name of Portfolio Manager	Other Accounts Managed (As of October 31, 2016)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Troy Cates	Registered Investment Companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

As of May 25, 2017, Mr. Cates did not own shares of any of the Funds.

Please call 844.723.8637 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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